united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Annual Report December 31, 2023

CDGIX	Crawford Large Cap Dividend Fund Class I

CDGCX	Crawford Large Cap Dividend Fund Class C

CDOFX	Crawford Small Cap Dividend Fund Class I

CMALX	Crawford Multi-Asset Income Fund

For a prospectus and more information, including charges and expenses call (800) 431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.	Fund Investment Adviser: Crawford Investment Counsel, Inc. 600 Galleria Parkway SE, Suite 1650 Atlanta, GA 30339 www.CrawfordInvestmentFunds.com

Distributed by
Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Management Discussion of Fund Performance – (Unaudited)

Most expected 2023 to be a poor economic year, with a recession occurring sometime during the year, in addition to rising unemployment, stubborn inflation, and high interest rates. Short-term interest rates did increase with Federal Reserve (Fed) tightening, but the economy was surprisingly strong, highlighted by a blowout third-quarter Gross Domestic Product (GDP) growth of 4.9%. Most impressive was the fact that inflation declined sharply in 2023 while unemployment remained near record lows. Although we were on recession watch all year, we did not predict a recession, and we are delighted that one did not occur. The fact that it did not sets up the possibility of a soft landing in 2024.

Until late in the year, the stock market had been fairly narrow, with a small number of large capitalization growth stocks outpacing other categories. The rally broadened out in the fourth quarter, with value and smaller capitalization companies participating to a greater extent. This occurred as longer-term interest rates declined, the Fed pivoted toward more dovish language and the likelihood of lower short-term interest rates, and investors began to factor in a soft landing in 2024.

If last year taught us anything, it is that the future is always uncertain. Given the uncertainty inherent in the stock market, we focus our investment approach on more consistent and stable, dividend-paying companies with the belief that quality characteristics enhance the visibility and predictability of the portfolio. This improves the likelihood of success. This has served our shareholders well throughout the years.

As we move into 2024, we are committed to emphasizing quality as a primary portfolio attribute, and we believe that business consistency and attractive valuation will be increasingly critical in delivering investment results for our shareholders. Valuations have expanded amidst the market rebound, and earnings expectations for the next two years are relatively high. This means that there is a fairly high level of optimism built into share prices today. With this as a backdrop, we believe the portfolios’ higher quality, more consistent companies trading at reasonable valuations are particularly attractive and well-positioned to provide strong returns as we move forward into the New Year.

Crawford Large Cap Dividend Fund

For the year ended December 31, 2023, the Crawford Large Cap Dividend Fund Class I Shares and Class C Shares produced total returns of 7.22% and 6.07%, respectively. This compares to total returns for the same time period of 11.46% for the Fund’s primary benchmark, the Russell® 1000 Value Index.

In a year marked by recessionary fears, shifting investor sentiment, geopolitical conflict, stock market concentration, and the outperformance of non-dividend payers in the Russell 1000® Value Index by over 25%, we believe the portfolio’s return is within expectations.

On a relative basis, the Fund’s lack of exposure to the Energy sector supported performance in 2023. Additionally, the Fund’s Industrials holdings experienced what we believe are

Management Discussion of Fund Performance – (Unaudited) (continued)

temporary swings in investor expectations and could not keep up with the benchmark’s returns during the year. The Fund’s Communication Services and Consumer Discretionary holdings also proved to drag on relative performance as benchmark holdings in these sectors rallied significantly. Despite these challenges, the Fund’s stock selection within Health Care and overweight to Technology helped make up lost ground. The Fund continues to maintain a high-quality orientation, and we believe the portfolio is well-positioned to obtain attractive, long-term, risk-adjusted returns.

Small Cap Dividend Fund:

For the year ended December 31, 2023, the Crawford Small Cap Dividend Fund produced a total return of 14.62%. This compares to a total return of 16.93% for the Fund’s primary benchmark, the Russell 2000® Index.

The Fund’s performance relative to its benchmark is in line with expectations. For the year ended December 31, 2023, the portfolio’s Consumer Discretionary holdings detracted from relative performance as they could not keep pace with the large rally in homebuilders. Biotech and Life Sciences underperformed meaningfully for the year, and the Fund’s stock selection and underweight within Health Care represented a positive contributor to returns. The Artificial Intelligence (AI) rally drove high returns in hardware stocks, and Industrials demonstrated exceptionally strong performance. The Fund’s overweight to Industrials contributed to relative performance, while the Fund’s Technology holdings detracted from relative performance.

We continue to believe that quality is a durable and persistent factor in small cap investing that influences both risk and return. We believe the Fund’s quality-focused, bottom-up investment process aligns well with the objectives of the Fund and may allow the Fund to continue to benefit from an information advantage in smaller-company stocks and a behavioral bias among investors against more consistent, predictable, dividend-paying companies with smaller market capitalizations.

Multi-Asset Income Fund:

For the year ended December 31, 2023, the Crawford Multi-Asset Income Fund produced a total return of 6.40%. This compares to a total return of 12.10% for the Fund’s benchmark, the NASDAQ US Multi-Asset Diversified Income IndexSM.

In 2023, higher-yielding stocks underperformed lower-yielding stocks significantly, representing a headwind to the Fund’s total investment return. For the bond market, 2023 was a year of extreme volatility, and the recent decline in yields led to a fourth-quarter rally. While the Fund underperformed the benchmark for the quarter, it was able to achieve its primary objective of providing current income for its investors.

Management Discussion of Fund Performance – (Unaudited) (continued)

To achieve the desired level of income, the Fund accepts and actively manages four sources of risk. These four risks are 1) Market risk, 2) Interest Rate risk, 3) Oil/Energy Price risk, and 4) Credit risk. The variety of income-producing asset classes the strategy utilizes enables greater diversification and, in turn, greater risk mitigation. We remain confident in our ability to control the portfolio’s aggregate sensitivity to interest rates. Allocations to various asset categories such as high-dividend equities, preferred stocks, corporate bonds, real estate investment trusts, and energy infrastructure companies will vary over time as changes occur in individual security pricing and based on the overall income opportunity set. We believe that the income-producing ability of the portfolio is intact and will continue to serve shareholders well going forward.

Conclusion:

As always, the future remains uncertain, but we proceed in the belief that we are girded with the elements of eventual success because of how we invest. The question of whether we will have a recession or soft landing remains front of mind, yet we believe that one should invest consistently according to a philosophy that is time tested and which acknowledges the management of risk and return as co-equal parts of the investment challenge.

We will continue to identify high-quality companies with a balanced risk/reward trade-off and attempt to invest in these companies when valuations are attractive.

Thank you for your investment in the Crawford Funds.

Investment Results (Unaudited)

Average Annual Total Returns(a) as of December 31, 2023

	One Year	Five Year	Ten Year
Crawford Large Cap Dividend Fund
Class I	7.22%	10.80%	7.87%
Class C(b)	6.07%	9.67%	6.78%
Russell 1000® Value Index(c)	11.46%	10.91%	8.40%

	Expense Ratios(d)
	Class I	Class C
Gross	0.92%	1.92%
With Applicable Waivers	0.92%	1.92%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Crawford Large Cap Dividend Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (800) 431-1716.

(a)	The average annual total returns set forth above include all waivers of fees for various periods. Without such fee waivers, the total returns would have been lower. The total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	Class C shares are sold with no initial sales charge, but are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

(c)	The Russell 1000® Value Index is a U.S. stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index, which represent approximately 93% of the total market capitalization of that index. It is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios reflect information from the Fund’s prospectus dated April 30, 2023. Crawford Investment Counsel, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with

Investment Results (Unaudited) (continued)

any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of the Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.98% through April 30, 2024. This expense cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of December 31, 2023 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund and may be obtained by calling (800) 431-1716. Please read it carefully before investing.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Crawford Large Cap Dividend Fund – Class I and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2013 and held through December 31, 2023. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The Russell 1000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 431-1716. The Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of December 31, 2023

			Since
			Inception
	One Year	Five Year	(9/16/12)
Crawford Small Cap Dividend Fund
Class I	14.62%	8.58%	10.00%
Russell 2000® Index(b)	16.93%	9.97%	9.69%

	Expense Ratios(c)
		Class I
Gross		1.14%
With Applicable Waivers		0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Crawford Small Cap Dividend Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (800) 431-1716.

(a)	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. The total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	The Russell 2000® Index is a small-cap U.S. stock market index that makes up the smallest 2,000 stocks in the Russell 3000® Index. It is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios reflect information from the Fund’s prospectus dated April 30, 2023. Crawford Investment Counsel, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other

Investment Results (Unaudited) (continued)

expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% through April 30, 2024. This expense cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of December 31, 2023 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 431-1716. Please read it carefully before investing.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Small Cap Dividend Fund – Class I and the Russell 2000® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 31, 2013 and held through December 31, 2023. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The Russell 2000® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 431-1716. The Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of December 31, 2023

			Since
			Inception
	One Year	Five Year	(9/12/17)
Crawford Multi-Asset Income Fund	6.40%	6.43%	4.26%
NASDAQ US Multi-Asset Diversified Income IndexSM (b)	12.10%	5.27%	3.52%

	Expense Ratios(c)
Gross		1.20%
With Applicable Waivers		0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Crawford Multi-Asset Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (800) 431-1716.

(a)	The average annual total returns set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. The total returns shown assume reinvestment of all capital gains and dividend distributions and reflect any changes in price per share.

(b)	The NASDAQ US Multi-Asset Diversified Income IndexSM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The index is comprised of securities classified as U.S. equities, U.S. Real Estate Investment Trusts, U.S. preferred securities, U.S. Master Limited Partnerships, and a high-yield corporate debt Exchange Traded Fund and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios reflect information from the Fund’s prospectus dated April 30, 2023. Crawford Investment Counsel, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification

Investment Results (Unaudited) (continued)

of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% through April 30, 2024. Prior to April 30, 2023, the expense cap was 1.00%. This expense cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios (not including acquired fund fees and expenses) as of December 31, 2023 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 431-1716. Please read it carefully before investing.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Crawford Multi-Asset Income Fund and the NASDAQ US Multi-Asset Diversified Income IndexSM (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 12, 2017 (commencement of operations) and held through December 31, 2023. THE RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The NASDAQ US Multi-Asset Diversified Income IndexSM is designed to provide exposure to multiple asset segments, each selected to result in a consistent and high yield. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 431-1716. The Fund’s prospectus and summary prospectus contain important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Crawford Large Cap Dividend Fund Holdings as of December 31, 2023.*

The investment objective of the Crawford Large Cap Dividend Fund is total return. Total return is comprised of both capital appreciation and income.

Crawford Small Cap Dividend Fund Holdings as of December 31, 2023.*

The investment objective of the Crawford Small Cap Dividend Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. Total return is comprised of both capital appreciation and income.

*	As a percentage of net assets.

Fund Holdings (Unaudited)

Crawford Multi-Asset Income Fund Holdings as of December 31, 2023.*

*	As a percentage of net assets.

The investment objective of the Crawford Multi-Asset Income Fund is to provide current income.

Availability of Portfolio Schedule – (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov or on the Funds’ website at www.crawfordinvestmentfunds.com.

Crawford Large Cap Dividend Fund
Schedule of Investments
December 31, 2023

COMMON STOCKS — 99.11%	Shares	Fair Value

Communications — 4.21%
Comcast Corp., Class A	25,500	$1,118,175
Omnicom Group, Inc.	14,850	1,284,674
		2,402,849
Consumer Discretionary — 7.09%
Genuine Parts Co.	10,940	1,515,190
Hasbro, Inc.	6,000	306,360
Home Depot, Inc. (The)	6,410	2,221,386
		4,042,936
Consumer Staples — 9.95%
Coca-Cola Co. (The)	28,000	1,650,040
Mondelez International, Inc., Class A	15,850	1,148,016
Philip Morris International, Inc.	18,250	1,716,960
Procter & Gamble Co. (The)	7,900	1,157,666
		5,672,682
Financials — 17.78%
American Express Co.	9,900	1,854,666
BlackRock, Inc.	1,700	1,380,060
Charles Schwab Corp. (The)	15,000	1,032,000
Chubb Ltd.	5,920	1,337,919
JPMorgan Chase & Co.	6,700	1,139,670
M&T Bank Corp.	7,500	1,028,100
Marsh & McLennan Companies, Inc.	6,150	1,165,241
Willis Towers Watson PLC	4,998	1,205,517
		10,143,173
Health Care — 17.50%
AbbVie, Inc.	11,500	1,782,155
AstraZeneca PLC - ADR	25,000	1,683,750
Cardinal Health, Inc.	3,000	302,400
Johnson & Johnson	13,140	2,059,564
Medtronic PLC	19,000	1,565,220
Merck & Co., Inc.	20,170	2,198,933
Stryker Corp.	1,300	389,298
		9,981,320
Industrials — 13.13%
Honeywell International, Inc.	6,950	1,457,485
Johnson Controls International PLC	31,600	1,821,423
Raytheon Technologies Corp.	12,500	1,051,750
TE Connectivity Ltd.	8,000	1,124,000
United Parcel Service, Inc., Class B	12,930	2,032,984
		7,487,642
Real Estate — 1.56%
Alexandria Real Estate Equities, Inc.	7,000	887,390
Technology — 25.23%
Accenture PLC, Class A	5,840	2,049,313

See accompanying notes which are an integral part of these financial statements.

Crawford Large Cap Dividend Fund
Schedule of Investments (continued)
December 31, 2023

COMMON STOCKS — 99.11% - (continued)	Shares	Fair Value

Technology — 25.23% - (continued)
Amdocs Ltd.	7,000	$615,230
Global Payments, Inc.	12,700	1,612,900
International Business Machines Corp.	11,500	1,880,825
Microsoft Corp.	9,120	3,429,485
S&P Global, Inc.	3,300	1,453,716
SAP SE - ADR	4,000	618,360
Texas Instruments, Inc.	8,350	1,423,341
Visa, Inc., Class A	5,050	1,314,768
		14,397,938
Utilities — 2.66%
American Electric Power Company, Inc.	13,500	1,096,470
WEC Energy Group, Inc.	5,000	420,850
		1,517,320
Total Common Stocks (Cost $30,608,642)		56,533,250

MONEY MARKET FUNDS - 0.77%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%(a)	437,427	437,427
Total Money Market Funds (Cost $437,427)		437,427

Total Investments — 99.88% (Cost $31,046,069)		56,970,677
Other Assets in Excess of Liabilities — 0.12%		68,203
NET ASSETS — 100.00%		$57,038,880

(a)	Rate disclosed is the seven day effective yield as of December 31, 2023.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Crawford Small Cap Dividend Fund
Schedule of Investments
December 31, 2023

COMMON STOCKS — 98.36%	Shares	Fair Value

Consumer Discretionary — 11.14%
Academy Sports & Outdoors, Inc.	84,110	$5,551,261
Carter’s, Inc.	48,874	3,660,174
Columbia Sportswear Co.	49,300	3,921,321
H&R Block, Inc.	69,377	3,355,765
HNI Corp.	91,044	3,808,371
Johnson Outdoors, Inc., Class A	65,172	3,481,488
Monro, Inc.	89,348	2,621,470
Rocky Brands, Inc.	95,353	2,877,754
Shoe Carnival, Inc.	102,073	3,083,625
		32,361,229
Consumer Staples — 6.82%
Casey’s General Stores, Inc.	15,028	4,128,793
Flowers Foods, Inc.	176,566	3,974,500
Inter Parfums, Inc.	20,042	2,886,248
J&J Snack Foods Corp.	23,490	3,926,119
MGP Ingredients, Inc.	24,234	2,387,534
Turning Point Brands, Inc.	94,828	2,495,873
		19,799,067
Energy — 2.14%
DT Midstream, Inc.	113,221	6,204,511

Financials — 21.21%
Artisan Partners Asset Management, Inc., Class A	69,808	3,084,117
BancFirst Corp.	40,621	3,953,642
First Hawaiian, Inc.	128,537	2,938,356
Hamilton Lane, Inc., Class A	41,200	4,673,728
Hanover Insurance Group, Inc.	46,959	5,701,762
Houlihan Lokey, Inc.	35,509	4,257,884
Lazard Ltd., Class A	96,809	3,368,953
Old Republic International Corp.	188,397	5,538,872
SouthState Corp.	46,362	3,915,271
Stock Yards Bancorp, Inc.	79,460	4,091,395
Trico Bancshares	121,350	5,214,409
Valley National Bancorp	272,996	2,964,737
Walker & Dunlop, Inc.	41,162	4,569,394
Webster Financial Corp.	70,386	3,572,793
WSFS Financial Corp.	81,949	3,763,918
		61,609,231
Health Care — 9.45%
Atrion Corp.	12,456	4,718,208
CONMED Corp.	53,666	5,876,963
LeMaitre Vascular, Inc.	96,702	5,488,806
Perrigo Co. PLC	184,439	5,935,247
U.S. Physical Therapy, Inc.	58,413	5,440,587
		27,459,811

See accompanying notes which are an integral part of these financial statements

Crawford Small Cap Dividend Fund
Schedule of Investments (continued)
December 31, 2023

COMMON STOCKS — 98.36% - (continued)	Shares	Fair Value

Industrials — 25.94%
AZZ, Inc.	101,201	$5,878,766
Cactus, Inc., Class A	50,446	2,290,248
ESCO Technologies, Inc.	50,240	5,879,587
Franklin Electric Co., Inc.	56,218	5,433,470
Hackett Group, Inc. (The)	243,294	5,539,804
Hillenbrand, Inc.	66,992	3,205,567
Information Services Group, Inc.	467,359	2,201,261
Landstar System, Inc.	11,218	2,172,366
Littelfuse, Inc.	22,002	5,886,856
Moog, Inc., Class A	39,545	5,725,325
MSC Industrial Direct Co., Inc., Class A	38,757	3,924,534
Mueller Water Products, Inc.	362,964	5,226,682
nVent Electric PLC	92,849	5,486,447
Standex International, Inc.	37,212	5,893,636
Tennant Co.	31,191	2,891,094
Valmont Industries, Inc.	20,271	4,733,481
Woodward, Inc.	21,690	2,952,660
		75,321,784
Materials — 2.95%
HB Fuller Co.	69,106	5,625,919
WD-40 Co.	12,350	2,952,515
		8,578,434
Real Estate — 6.34%
Armada Hoffler Properties,Inc.	181,103	2,240,244
Four Corners Property Trust, Inc.	101,298	2,562,839
Independence Realty Trust, Inc.	335,343	5,130,749
National Storage Affiliates Trust	125,063	5,186,363
STAG Industrial, Inc.	83,278	3,269,494
		18,389,689
Technology — 10.97%
American Software, Inc., Class A	466,147	5,267,461
Belden, Inc.	68,794	5,314,337
CTS Corp.	83,341	3,645,335
Power Integrations, Inc.	66,541	5,463,682
Sapiens International Corp. NV	205,950	5,960,193
Simulations Plus, Inc.	138,599	6,202,305
		31,853,313
Utilities — 1.40%
Black Hills Corp.	75,352	4,065,240
Total Common Stocks (Cost $226,700,027)		285,642,309

See accompanying notes which are an integral part of these financial statements.

Crawford Small Cap Dividend Fund
Schedule of Investments (continued)
December 31, 2023

MONEY MARKET FUNDS - 1.55%	Shares	Fair Value
Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%(a)	4,515,306	$4,515,306
Total Money Market Funds (Cost $4,515,306)		4,515,306

Total Investments — 99.91% (Cost $231,215,333)		290,157,615
Other Assets in Excess of Liabilities — 0.09%		273,116
NET ASSETS — 100.00%		$290,430,731

(a)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes which are an integral part of these financial statements.

Crawford Multi-Asset Income Fund
Schedule of Investments
December 31, 2023

COMMON STOCKS — 51.72%	Shares	Fair Value

Communications — 2.89%
BCE, Inc.	44,120	$1,737,446
Verizon Communications, Inc.	40,160	1,514,032
		3,251,478
Consumer Staples — 4.69%
Kraft Heinz Co. (The)	55,650	2,057,937
Philip Morris International, Inc.	34,250	3,222,240
		5,280,177
Energy — 11.48%
DT Midstream, Inc.	31,110	1,704,828
Kinder Morgan, Inc.	188,010	3,316,496
ONEOK, Inc.	50,990	3,580,518
Williams Companies, Inc. (The)	123,720	4,309,167
		12,911,009
Financials — 3.59%
Huntington Bancshares, Inc.	165,790	2,108,849
New York Community Bancorp, Inc.	188,570	1,929,071
		4,037,920
Health Care — 3.92%
AbbVie, Inc.	16,370	2,536,859
Pfizer, Inc.	64,980	1,870,774
		4,407,633
Industrials — 1.53%
United Parcel Service, Inc., Class B	10,940	1,720,096

Real Estate — 12.83%
Crown Castle International Corp.	19,090	2,198,977
CubeSmart	32,670	1,514,255
Four Corners Property Trust, Inc.	89,160	2,255,748
Physicians Realty Trust	206,370	2,746,784
STAG Industrial, Inc.	60,180	2,362,667
WP Carey, Inc.	51,660	3,348,084
		14,426,515
Technology — 4.32%
American Software, Inc., Class A	55,760	630,088
International Business Machines Corp.	25,890	4,234,310
		4,864,398
Utilities — 6.47%
American Electric Power Company, Inc.	20,850	1,693,437
Duke Energy Corp.	36,310	3,523,523
Southern Co. (The)	29,470	2,066,436
		7,283,396
Total Common Stocks (Cost $54,740,139)		58,182,622

See accompanying notes which are an integral part of these financial statements.

Crawford Multi-Asset Income Fund
Schedule of Investments (continued)
December 31, 2023

PREFERRED STOCKS — 32.50%	Shares	Fair Value

Energy— 0.62%
Energy Transfer LP, Series D, 7.63%	27,730	$701,569

Financials— 18.63%
Ally Financial, Inc., Series B, 4.70%	3,089,000	2,324,678
American Express Co., Series D, 3.55%	3,250,000	2,794,350
Annaly Capital Management, Inc., Series F, 6.95%	71,610	1,800,275
Bank of America Corp., Series KK, 5.38%	9,830	226,188
Charles Schwab Corp. (The), Series I, 4.00%	5,212,000	4,598,695
Invesco Mortgage Capital, Inc., Series C, 7.50%	118,500	2,609,370
Two Harbors Investment Corp., Series B, 7.63%	145,540	3,148,030
Wells Fargo & Co., Series L, 7.50%	2,880	3,443,386
		20,944,972
Real Estate— 5.24%
Armada Hoffler Properties, Inc., Series A, 6.75%	51,070	1,225,680
Digital Realty Trust, Inc., Series L, 5.20%	102,150	2,275,902
UMH Properties, Inc., Series D, 6.38%	37,100	834,750
Vornado Realty Trust, Series M, 5.25%	104,150	1,562,250
		5,898,582
Utilities— 8.01%
Nisource, Inc., Series B, 6.50%	111,050	2,771,808
Sempra Energy, 5.75%	8,690	217,076
Southern Co. (The), Series A, 4.95%	104,420	2,347,362
Spire, Inc., Series A, 5.90%	147,950	3,679,516
		9,015,762
Total Preferred Stocks (Cost $36,780,141)		36,560,885

	Principal
CORPORATE BONDS — 12.37%	Amount
Energy— 2.06%
TransCanada Trust, 5.63%, 5/20/2075	$2,450,000	2,316,054

Real Estate— 2.88%
Crown Castle, Inc., 5.00%, 1/11/2028	3,245,000	3,238,571

Technology— 4.38%
Analog Devices, Inc., 5.65%, 10/1/2024	1,694,000	1,694,233
Fidelity National Information Services, Inc., 4.50%, 7/15/2025	3,265,000	3,234,023
		4,928,256
Utilities— 3.05%
WEC Energy Group, Inc., 4.75%, 1/9/2026	3,440,000	3,429,079
Total Corporate Bonds (Cost $13,876,894)		13,911,960

See accompanying notes which are an integral part of these financial statements.

Crawford Multi-Asset Income Fund
Schedule of Investments (continued)
December 31, 2023

	Principal
MUNICIPAL BONDS — 0.89%	Amount	Fair Value
Charlotte Michigan Public School District Series B, 6.05%,5/1/2025	$1,000,000	$1,000,499
Total Municipal Bonds (Cost $1,000,000)		1,000,499

MONEY MARKET FUNDS - 1.94%	Shares
Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%(a)	2,184,949	2,184,949
Total Money Market Funds (Cost $2,184,949)		2,184,949

Total Investments — 99.42% (Cost $108,582,123)		111,840,915
Other Assets in Excess of Liabilities — 0.58%		657,303
NET ASSETS — 100.00%		$112,498,218

(a)	Rate disclosed is the seven day effective yield as of December 31, 2023.

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Assets and Liabilities
December 31, 2023

	Crawford	Crawford
	Large Cap	Small Cap	Crawford
	Dividend	Dividend	Multi-Asset
	Fund	Fund	Income Fund
Assets
Investments in securities at value (cost $31,046,069, $231,215,333 and $108,582,123)	$56,970,677	$290,157,615	$111,840,915
Cash	—	12,526	47,641
Receivable for fund shares sold	—	96,019	105,248
Dividends and interest receivable	119,285	408,571	605,365
Prepaid expenses	19,231	21,197	8,453
Total Assets	57,109,193	290,695,928	112,607,622
Liabilities
Payable for fund shares redeemed	3,759	7,113	5,467
Payable to Adviser	23,981	199,202	70,481
12b-1 fees accrued - Class C	6,870	—	—
Payable to affiliates	11,816	28,943	14,471
Payable to trustees	4,169	4,168	4,168
Other accrued expenses	19,718	25,771	14,817
Total Liabilities	70,313	265,197	109,404
Net Assets	$57,038,880	$290,430,731	$112,498,218
Net Assets consist of:
Paid-in capital	$30,844,161	$231,247,803	$110,983,248
Accumulated earnings	26,194,719	59,182,928	1,514,970
Net Assets	$57,038,880	$290,430,731	$112,498,218
Class I
Net Assets	$54,558,520	$290,430,731
Shares outstanding (unlimited number of shares authorized, no par value)	4,063,128	6,434,863
Net asset value and offering price per share	$13.43	$45.13
Class C
Net Assets	$2,480,360
Shares outstanding (unlimited number of shares authorized, no par value)	186,451
Net asset value and offering price per share	$13.30

Net Assets			$112,498,218
Shares outstanding (unlimited number of shares authorized, no par value)			4,556,044
Net asset value and offering price per share			$24.69

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Operations
For the Year Ended December 31, 2023

	Crawford Large	Crawford Small	Crawford Multi-
	Cap Dividend	Cap Dividend	Asset Income
	Fund	Fund	Fund
Investment Income
Dividend income	$1,460,163	$6,285,177	$5,724,220
Interest income	—	—	1,362,576
Foreign dividend taxes withheld	(3,089)	(40,636)	(20,770)
Total investment income	1,457,074	6,244,541	7,066,026
Expenses
Adviser	279,834	2,749,201	1,171,912
Fund accounting	46,784	62,789	46,490
Administration	35,830	159,022	69,004
Transfer agent	30,717	38,034	20,641
Registration	29,637	30,478	13,514
12b-1 fees - Class C	24,591	—	—
Legal	20,700	20,699	20,699
Audit and tax preparation	18,865	18,865	19,915
Trustee	16,675	16,675	16,675
Compliance services	12,000	12,000	12,000
Custodian	7,774	33,113	14,396
Report printing	5,618	9,784	5,359
Insurance	3,037	5,598	3,879
Pricing	880	1,461	2,445
Miscellaneous	25,861	33,568	23,237
Total expenses	558,803	3,191,287	1,440,166
Fees contractually waived by Adviser	—	(441,130)	(275,878)
Net operating expenses	558,803	2,750,157	1,164,288
Net investment income	898,271	3,494,384	5,901,738
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	1,876,688	1,583,308	(1,774,610)
Net change in unrealized appreciation of investment securities and translation of assets and liabilities in foreign currency	1,085,987	33,583,824	2,959,882
Net realized and change in unrealized gain on investments and foreign currency	2,962,675	35,167,132	1,185,272
Net increase in net assets resulting from operations	$3,860,946	$38,661,516	$7,087,010

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Changes in Net Assets

	Crawford Large Cap Dividend Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$898,271	$850,271
Net realized gain on investment securities transactions	1,876,688	952,746
Net change in unrealized appreciation (depreciation) of investment securities and translation of assets and liabilities in foreign currency	1,085,987	(6,479,375)
Net increase (decrease) in net assets resulting from operations	3,860,946	(4,676,358)
Distributions to Shareholders from Earnings
Class I	(2,411,248)	(1,739,331)
Class C	(86,524)	(57,028)
Total distributions	(2,497,772)	(1,796,359)
Capital Transactions - Class I
Proceeds from shares sold	3,217,994	5,236,993
Reinvestment of distributions	2,001,540	1,378,698
Amount paid for shares redeemed	(6,402,412)	(5,133,220)
Total Class I	(1,182,878)	1,482,471
Capital Transactions - Class C
Proceeds from shares sold	500	2,400
Reinvestment of distributions	85,796	56,606
Amount paid for shares redeemed	(222,932)	(338,884)
Total Class C	(136,636)	(279,878)
Net increase (decrease) in net assets resulting from capital transactions	(1,319,514)	1,202,593
Total Increase (Decrease) in Net Assets	43,660	(5,270,124)
Net Assets
Beginning of year	56,995,220	62,265,344
End of year	$57,038,880	$56,995,220
Share Transactions - Class I
Shares sold	243,897	394,575
Shares issued in reinvestment of distributions	149,999	105,822
Shares redeemed	(485,717)	(387,016)
Total Class I	(91,821)	113,381
Share Transactions - Class C
Shares sold	37	185
Shares issued in reinvestment of distributions	6,474	4,365
Shares redeemed	(17,054)	(26,365)
Total Class C	(10,543)	(21,815)
Net increase (decrease) in shares outstanding	(102,364)	91,566

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Changes in Net Assets (continued)

	Crawford Small Cap Dividend Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,494,384	$3,492,117
Net realized gain on investment securities transactions	1,583,308	4,732,614
Net change in unrealized appreciation (depreciation) of investment securities and translation of assets and liabilities in foreign currency	33,583,824	(56,595,290)
Net increase (decrease) in net assets resulting from operations	38,661,516	(48,370,559)
Distributions to Shareholders from Earnings
Class I	(3,380,687)	(11,477,887)
Total distributions	(3,380,687)	(11,477,887)
Capital Transactions - Class I
Proceeds from shares sold	16,571,570	26,506,766
Reinvestment of distributions	2,799,736	10,280,084
Amount paid for shares redeemed	(46,430,603)	(40,191,913)
Total Class I	(27,059,297)	(3,405,063)
Net decrease in net assets resulting from capital transactions	(27,059,297)	(3,405,063)
Total Increase (Decrease) in Net Assets	8,221,532	(63,253,509)
Net Assets
Beginning of year	282,209,199	345,462,708
End of year	$290,430,731	$282,209,199
Share Transactions - Class I
Shares sold	396,893	602,608
Shares issued in reinvestment of distributions	65,674	255,116
Shares redeemed	(1,108,838)	(924,127)
Total Class I	(646,271)	(66,403)
Net decrease in shares outstanding	(646,271)	(66,403)

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Statements of Changes in Net Assets (continued)

	Crawford Multi-Asset Income Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$5,901,738	$4,548,623
Net realized gain (loss) on investment securities transactions	(1,774,610)	7,524,670
Net change in unrealized appreciation (depreciation) of investment securities and translation of assets and liabilities in foreign currency	2,959,882	(13,614,666)
Net increase (decrease) in net assets resulting from operations	7,087,010	(1,541,373)
Distributions to Shareholders from
Earnings	(5,564,463)	(6,216,571)
Return of capital	—	(153,270)
Total distributions	(5,564,463)	(6,369,841)
Capital Transactions
Proceeds from shares sold	5,147,659	6,087,577
Reinvestment of distributions	4,549,749	5,358,836
Amount paid for shares redeemed	(27,994,820)	(12,953,783)
Net decrease in net assets resulting from capital transactions	(18,297,412)	(1,507,370)
Total Decrease in Net Assets	(16,774,865)	(9,418,584)
Net Assets
Beginning of year	129,273,083	138,691,667
End of year	$112,498,218	$129,273,083
Share Transactions
Shares sold	213,614	237,905
Shares issued in reinvestment of distributions	189,076	216,398
Shares redeemed	(1,158,654)	(518,871)
Net decrease in shares outstanding	(755,964)	(64,568)

See accompanying notes which are an integral part of these financial statements.

Crawford Large Cap Dividend Fund – Class I
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended December 31,
	2023	2022	2021	2020	2019

Selected Per Share Data:
Net asset value, beginning of year	$13.10	$14.62	$12.44	$12.44	$9.83
Investment operations:
Net investment income	0.22	0.20	0.18	0.21	0.19
Net realized and unrealized gain (loss)	0.71	(1.30)	2.53	0.65	2.61
Total from investment operations	0.93	(1.10)	2.71	0.86	2.80
Less distributions to shareholders from:
Net investment income	(0.22)	(0.20)	(0.18)	(0.21)	(0.19)
Net realized gains	(0.38)	(0.22)	(0.35)	(0.65)	—
Total distributions	(0.60)	(0.42)	(0.53)	(0.86)	(0.19)
Net asset value, end of year	$13.43	$13.10	$14.62	$12.44	$12.44
Total Return(a)	7.22%	(7.43)%	21.91%	7.32%	28.61%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$54,559	$54,437	$59,095	$50,751	$47,713
Ratio of net expenses to average net assets	0.95%	0.92%	0.93%	0.98%	0.98%
Ratio of expenses to average net assets before waiver or recoupment	0.95%	0.92%	0.89%	0.95%	0.98%
Ratio of net investment income to average net assets	1.65%	1.54%	1.28%	1.84%	1.64%
Portfolio turnover rate	19%	11%	7%	43%	7%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Crawford Large Cap Dividend Fund – Class C
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended December 31,
	2023	2022	2021	2020	2019

Selected Per Share Data:
Net asset value, beginning of year	$12.99	$14.49	$12.33	$12.33	$9.76
Investment operations:
Net investment income	0.08	0.07	0.04	0.10	0.07
Net realized and unrealized gain (loss)	0.70	(1.28)	2.51	0.64	2.57
Total from investment operations	0.78	(1.21)	2.55	0.74	2.64
Less distributions to shareholders from:
Net investment income	(0.09)	(0.07)	(0.04)	(0.09)	(0.07)
Net realized gains	(0.38)	(0.22)	(0.35)	(0.65)	—
Total distributions	(0.47)	(0.29)	(0.39)	(0.74)	(0.07)
Net asset value, end of year	$13.30	$12.99	$14.49	$12.33	$12.33
Total Return(a)	6.07%	(8.33)%	20.73%	6.26%	27.16%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$2,480	$2,558	$3,171	$3,050	$4,168
Ratio of net expenses to average net assets	1.95%	1.92%	1.96%	1.98%	1.98%
Ratio of expenses to average net assets before waiver or recoupment	1.95%	1.92%	1.89%	1.95%	1.98%
Ratio of net investment income to average net assets	0.65%	0.53%	0.26%	0.84%	0.64%
Portfolio turnover rate	19%	11%	7%	43%	7%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Crawford Small Cap Dividend Fund – Class I
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended December 31,
	2023	2022	2021	2020	2019

Selected Per Share Data:
Net asset value, beginning of year	$39.85	$48.33	$42.48	$41.98	$36.39
Investment operations:
Net investment income	0.54	0.50	0.52	0.52	0.55
Net realized and unrealized gain (loss)	5.26	(7.31)	8.83	0.83	7.20
Total from investment operations	5.80	(6.81)	9.35	1.35	7.75
Less distributions to shareholders from:
Net investment income	(0.52)	(0.51)	(0.53)	(0.48)	(0.58)
Net realized gains	—	(1.16)	(2.97)	(0.37)	(1.58)
Total distributions	(0.52)	(1.67)	(3.50)	(0.85)	(2.16)
Net asset value, end of year	$45.13	$39.85	$48.33	$42.48	$41.98
Total Return(a)	14.62%	(14.12)%	22.06%	3.50%	21.38%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$290,431	$282,209	$345,463	$269,227	$249,865
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.03%
Ratio of expenses to average net assets before waiver or recoupment	1.15%	1.14%	1.12%	1.17%	1.18%
Ratio of net investment income to average net assets	1.26%	1.15%	1.07%	1.44%	1.36%
Portfolio turnover rate	24%	20%	27%	32%	28%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Crawford Multi-Asset Income Fund
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended December 31,
	2023	2022	2021	2020	2019

Selected Per Share Data:
Net asset value, beginning of year	$24.34	$25.80	$23.01	$25.74	$22.54
Investment operations:
Net investment income	1.22	0.83	0.74	0.79	0.94
Net realized and unrealized gain (loss)	0.28	(1.09)	2.88	(2.68)	3.56
Total from investment operations	1.50	(0.26)	3.62	(1.89)	4.50
Less distributions to shareholders from:
Net investment income	(1.15)	(0.87)	(0.83)	(0.82)	(1.00)
Net realized gains	—	(0.30)	—	—	(0.29)
Return of capital	—	(0.03)	—	(0.02)	(0.01)
Total distributions	(1.15)	(1.20)	(0.83)	(0.84)	(1.30)
Net asset value, end of year	$24.69	$24.34	$25.80	$23.01	$25.74
Total Return(a)	6.40%	(1.00)%	15.90%	(7.00)%	20.25%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$112,498	$129,273	$138,692	$106,056	$93,326
Ratio of net expenses to average net assets	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waiver or recoupment	1.23%	1.20%	1.20%	1.26%	1.32%
Ratio of net investment income to average net assets	5.04%	3.37%	2.94%	3.67%	3.89%
Portfolio turnover rate	35%	36%	12%	33%	20%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Crawford Funds
Notes to the Financial Statements
December 31, 2023

NOTE 1. ORGANIZATION

Crawford Large Cap Dividend Fund (the “Large Cap Dividend Fund”), Crawford Small Cap Dividend Fund (the “Small Cap Dividend Fund”) and Crawford Multi-Asset Income Fund (the “Multi-Asset Income Fund”) (each a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Unified Series Trust (the “Trust”). The Large Cap Dividend Fund, Small Cap Dividend Fund, and Multi-Asset Income Fund were organized on December 7, 2003, June 21, 2012, and August 7, 2017, respectively. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Crawford Investment Counsel, Inc. (the “Adviser”). The investment objective of the Large Cap Dividend Fund is to provide total return. The investment objective of the Small Cap Dividend Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Index. The investment objective of the Multi-Asset Income Fund is to provide current income.

The Large Cap Dividend Fund currently offers two classes of shares: Class I and Class C. Large Cap Dividend Fund Class I shares were first offered to the public on January 5, 2004, and Large Cap Dividend Fund Class C shares were first offered to the public on January 27, 2004. Small Cap Dividend Fund Class I shares were first offered to the public on September 26, 2012. Shares of the Multi-Asset Income Fund were first offered to the public on September 12, 2017. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable Fund and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statements of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. The net change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended December 31, 2023, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Large Cap Dividend Fund and the Small Cap Dividend Fund each typically distribute substantially all of their net investment income quarterly and net realized capital gains, if any, at least annually. The Multi-Asset Income Fund typically distributes net investment income monthly and any realized net capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values (“NAV”) per share of the Funds.

For the fiscal year ended of December 31, 2023, the Funds made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
Small Cap Dividend Fund	$(106,201)	$106,201
Multi-Asset Income Fund	273,223	(273,223)

Contingent Deferred Sales Charges – With respect to the Class C shares of the Large Cap Dividend Fund there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current NAV, will be imposed on such purchases if the shares are redeemed within 12 months of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Large Cap Dividend Fund will first redeem Class C shares not subject to any charge.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies,

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally prices at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser, as Valuation Designee, decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board through its Pricing & Liquidity Committee. These securities will generally be categorized as Level 3 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that a Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Large Cap Dividend Fund
Common Stocks(a)	$56,533,250	$—	$—	$56,533,250
Money Market Funds	437,427	—	—	437,427
Total	$56,970,677	$—	$—	$56,970,677

Small Cap Dividend Fund
Common Stocks(a)	$285,642,309	$—	$—	$285,642,309
Money Market Funds	4,515,306	—	—	4,515,306
Total	$290,157,615	$—	$—	$290,157,615

Multi-Asset Income Fund
Common Stocks(a)	$58,182,622	$—	$—	$58,182,622
Preferred Stocks(a)	26,843,162	9,717,723	—	36,560,885
Corporate Bonds(a)	—	13,911,960	—	13,911,960
Municipal Bonds(a)	—	1,000,499	—	1,000,499
Money Market Funds	2,184,949	—	—	2,184,949
Total	$87,210,733	$24,630,182	$—	$111,840,915

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments during or at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund pays the Adviser a management fee based on each Fund’s average daily net assets as follows:

	Large Cap Dividend	Small Cap Dividend	Multi-Asset Income
	Fund	Fund	Fund
Management fee rate	0.50%	0.99%	1.00%
Management fees earned	$279,834	$2,749,201	$1,171,912
Fees waived	$—	$(441,130)	$(275,878)

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Funds’ business, do not exceed 0.98% of the Large Cap Dividend Fund’s average daily net assets, 0.99% of the Small Cap Dividend Fund’s average daily net assets and 0.99% of the Multi-Asset Income Fund’s average daily net assets. Prior to April 30, 2023, the expense cap for the Multi-Asset Income Fund was 1.00%. The contractual arrangements for the Funds are in place through April 30, 2024 and may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser.

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the applicable Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	Large Cap	Small Cap
	Dividend	Dividend	Multi-Asset
Recoverable Through	Fund	Fund	Income Fund
December 31, 2024	$—	$431,087	$250,932
December 31, 2025	—	451,157	270,163
December 31, 2026	—	441,130	275,878

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Funds for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Funds for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Trust, with respect to the Large Cap Dividend Fund’s Class C shares has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Large Cap Dividend Fund pays a fee to the Distributor, the Adviser or other financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) attributable to the Large Cap Dividend Fund in connection with the promotion and distribution of the Large Cap Dividend Fund’s Class C shares or the provision of personal services to Class C shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Large Cap Dividend Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Funds under the Plan. For the fiscal year ended December 31, 2023, the Large Cap Dividend Fund Class C shares incurred 12b-1 Expenses of $24,591. The Large Cap Dividend Fund owed $6,870 for Class C 12b-1 Expenses as of December 31, 2023.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2023, purchases and sales of investment securities, other than short-term investments, were as follows:

	Purchases	Sales
Large Cap Dividend Fund	$10,410,499	$12,359,136
Small Cap Dividend Fund	64,996,775	91,371,383
Multi-Asset Income Fund	39,108,124	57,606,260

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended December 31, 2023.

NOTE 6. FEDERAL TAX INFORMATION

At December 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Gross unrealized appreciation	$26,017,824	$69,275,219	$9,685,618
Gross unrealized depreciation	(116,940)	(10,690,335)	(6,467,449)
Net unrealized appreciation (depreciation) on investments	$25,900,884	$58,584,884	$3,218,169
Tax cost of investments	$31,069,793	$231,572,731	$108,622,746

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

The tax character of distributions paid for the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	Large Cap Dividend Fund		Small Cap Dividend Fund		Multi-Asset Income Fund
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary income(a)	$914,490	$846,706	$3,300,030	$3,668,472	$5,564,463	$4,612,106
Long-term capital gains	1,583,282	949,653	80,657	7,809,415	—	1,604,465
Tax return of capital	—	—	—	—	—	153,270
Total distributions paid	$2,497,772	$1,796,359	$3,380,687	$11,477,887	$5,564,463	$6,369,841

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Undistributed ordinary income	$—	$—	$—
Undistributed long-term capital gains	293,835	598,044	—
Accumulated capital and other losses	—	—	(1,703,516)
Unrealized appreciation on investments	25,900,884	58,584,884	3,218,486
Total accumulated earnings	$26,194,719	$59,182,928	$1,514,970

The difference between book-basis and tax-basis of unrealized appreciation (depreciation) is primarily attributable to tax deferral of losses on wash sales, differences related to partnership investments and the return of capital adjustments from underlying investments.

As of December 31, 2023, the Multi-Asset Income Fund had long-term capital loss carryforwards of $1,703,516. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory

Crawford Funds
Notes to the Financial Statements (continued)
December 31, 2023

changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of December 31, 2023, the Large Cap Dividend Fund had 25.23% of the value of its net assets invested in stocks within the Technology sector. As of December 31, 2023, the Small Cap Dividend Fund had 25.94% of the value of its net assets invested in stocks within the Industrials sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure except as noted below.

On January 31, 2024, the Multi-Asset Income Fund paid an income distribution of $0.0599 per share to shareholders of record as of January 30, 2024.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Crawford Funds and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Unified Series Trust, comprising Crawford Large Cap Dividend Fund, Crawford Small Cap Dividend Fund, and Crawford Multi-Asset Income Fund (the “Funds”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Chicago, Illinois
February 23, 2024

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the liquidity risk of each individual series of the Trust (each a “Fund” and collectively the “Funds”), taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s most recent Report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with such Fund’s prospectus and within the requirements of the 1940 Act.. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The first line of the table for each Fund class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Summary of Fund Expenses (Unaudited) (continued)

			Ending
		Beginning	Account	Expenses
		Account	Value	Paid	Annualized
		Value	December	During	Expense
		July 1, 2023	31, 2023	Period(a)	Ratio
Crawford Large Cap Dividend Fund
Class I	Actual	$1,000.00	$1,032.70	$4.99	0.97%
	Hypothetical(b)	$1,000.00	$1,020.30	$4.96	0.97%
Class C	Actual	$1,000.00	$1,027.10	$10.08	1.97%
	Hypothetical(b)	$1,000.00	$1,015.26	$10.02	1.97%
Crawford Small Cap Dividend Fund
Class I	Actual	$1,000.00	$1,058.70	$5.14	0.99%
	Hypothetical(b)	$1,000.00	$1,020.21	$5.04	0.99%
Crawford Multi-Asset Income Fund
	Actual	$1,000.00	$1,059.60	$5.14	0.99%
	Hypothetical(b)	$1,000.00	$1,020.21	$5.04	0.99%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Qualified Dividend Income	100%	100%	76%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Qualified Business Income	–%	–%	12%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2022 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Dividends Received Deduction	100%	100%	83%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	Large Cap	Small Cap	Multi-Asset
	Dividend Fund	Dividend Fund	Income Fund
Long-Term Capital Gains Distributions	$1,583,282	$80,657	$—

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current:Retired (2017 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current:Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee. Trustee, Peak Income Plus Fund (May 2022 – present); and Advisory Board Member, AKRA Investment Services, Inc. (January 2024 – present).

Previous:EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Trustees and Officers (Unaudited) (continued)

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current:Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous:Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non-depository trust company sponsoring private investment products (2021 – present); Chair, Board of Crispus Attucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous:SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 - June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 – present); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – present); Interested Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: Interested Trustee of Ultimus Managers Trust, (January 2021 – April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC (2013 – April 2023).

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current:President, Northern Lights Compliance Services (2023 – present). Previous:Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current:Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous:Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current:Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current:Assistant Vice President, Compliance Officer, Northern Lights Compliance Services, LLC (2021 – present). Previous:Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).

*	The address for each Officer and Interested Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

Investment Management Agreement Renewals (Unaudited)

The Crawford Large Cap Dividend Fund (“Large Cap Fund”), the Crawford Small Cap Dividend Fund (“Small Cap Fund”), and the Crawford Multi-Asset Income Fund (“Multi-Asset Fund”) (together, the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board” or “Trustees”) oversees the management of the Funds and, as required by law, has considered the renewal of the management agreements with their investment adviser, Crawford Investment Counsel, Inc. (“Crawford”). In connection with such renewals, the Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances.

The Trustees held a teleconference on August 9, 2023 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and Crawford. At the Trustees’ quarterly meeting held in August 2023, the Board interviewed certain executives of Crawford, including Crawford’s Chief Compliance Officer, Managing Director of Equity Investments, Chief Operating Officer, Director of Institutional Business Development & Client Service, and Client Service Officer. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Crawford (the “Independent Trustees”), approved the renewal of the management agreements between the Trust and Crawford for an additional year. The Trustees’ renewal of each Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and not as the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)       The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Crawford provides to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of Crawford’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at Crawford who provide services to the Funds. They discussed succession planning, cybersecurity and testing, disaster recovery, and compliance with Crawford’s CCO and other members of the management team during the meeting. The Trust CCO advised the Trustees that her recent visit to Crawford went well and that she appreciates Crawford’s time and attention to detail in its compliance program. The

Trustees noted that the firm appears to be financially stable and concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Crawford to the Funds. (ii) Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for various periods ended May 31, 2023. The Trustees discussed each Fund’s performance with management, including the investment strategy, focus on risk controls, and Crawford’s active management. Mr. Williams and the other representatives from Crawford responded to all questions from the Trustees. The Trustees concluded they were satisfied with the Funds’ performance and Crawford’s discussion and considerations related to any underperformance.

The Trustees observed that the Large Cap Fund Institutional Class had underperformed its benchmark, the Russell 1000 Value Index, for the three-year and since inception periods but outperformed its

Investment Management Agreement Renewals (Unaudited) (continued)

benchmark for the one-year and five-year periods. They noted that the Fund had underperformed the median return of its peer group and Morningstar Large Blend Category across all periods. The Board recalled that Crawford attributed recent underperformance to a lack of exposure to the energy sector, which significantly outperformed the broader markets, and relatively little exposure the few large technology companies driving most of the gains in the S&P 500. The Trustees noted that the Large Cap Fund slightly underperformed a composite of other accounts managed by Crawford using a substantially similar strategy for the one-year, three-year, and five- year periods but that it slightly outperformed the composite for the ten-year period.

The Trustees noted that the Small Cap Fund had underperformed its benchmark, the Russell 2000 Value Index, for the one-year period but had outperformed its benchmark for the three-year, five-year, and since inception periods. The Trustees noted that the Small Cap Fund had underperformed the median return of its peer group and Morningstar Small Blend Category for the one-year, three-year, and five-year periods but had outperformed each for the since inception period. The Trustees observed that the Small Cap Fund slightly underperformed a composite of other accounts managed by Crawford using a substantially similar strategy for the one-, three- and five-year and ten-year periods. The Board recalled that Crawford attributed the Small Cap Fund’s performance to investment selection and the relatively little exposure to some of the strongest performing sectors, such as energy.

The Trustees observed that the Multi-Asset Fund had outperformed its benchmark, the NASDAQ U.S. Multi-Asset Diversified Income Index, for the one-year, three-year, and five-year and since inception periods. The Trustees noted that the Multi-Asset Fund had underperformed the median return of its Morningstar Moderate Allocation Category and peer group for the one-year, five-year and since inception periods but outperformed over the three-year period. The Board acknowledged Crawford’s explanation that the peer group and Morningstar category provided lower levels of income and allocations to alternative sources of income compared to the Multi-Asset Fund and as a result its benchmark was a more apt comparison for relative performance. The Trustees observed that the Multi-Asset Fund slightly underperformed a composite of other accounts managed by Crawford using a substantially similar strategy for the three- and five-year and since inception periods.

The Trustees noted Crawford’s discussion of how its Funds’ portfolios differ from the typical portfolios in the Funds’ comparison groups and the corresponding impact on relative performance. It was the consensus of the Trustees that it was reasonable to conclude that Crawford has the ability to manage the Funds successfully from a performance standpoint.

(iii)       Fee Rate and Profitability. With respect to each Fund, the Trustees reviewed a fee and expense comparison for each Fund’s peer group and Morningstar category. The Trustees observed that the management fee for the Large Cap Fund was lower than the averages and medians of its peer group and Morningstar Large Blend Category but that its net expense ratio was higher than the averages and medians of its peer group and Morningstar category. The Trustees observed that the Large Cap Fund’s management fee was below the fee charged by Crawford for similarly managed accounts.

The Trustees observed that the management fee and net expense ratio for the Small Cap Fund were higher than the averages and medians of its peer group and Morningstar Small Blend Category. The

Investment Management Agreement Renewals (Unaudited) (continued)

Trustees observed that the Small Cap Fund’s management fee was comparable to the fee charged by Crawford for similarly managed accounts.

The Trustees observed that the management fee for the Multi-Asset Fund was higher than the averages and medians of its peer group and the Morningstar Moderate Allocation Category. The Trustees further observed that the Multi-Asset Fund’s net expense ratio was slightly lower than its peer group average but higher than the peer group median and higher than the average and median of the Morningstar Moderate Allocation Category. The Trustees commented that the Multi-Asset Fund’s management fee and expenses were on par with the fee and expenses charged by Crawford for its similarly managed accounts.

The Board considered Crawford’s remarks that its fees and expenses were attributable to the nuances and uniqueness of the Funds’ strategies and the resources required to effectively execute such strategies.

The Trustees also considered a profitability analysis prepared by Crawford for its management of each of the Funds, which indicated that Crawford is not earning a profit as a result of managing the Funds. Representatives from Crawford addressed this further, in response to questions from the Trustees, and noted that most of the firm’s clients hold an investment in at least one of the funds.

The Trustees also recalled their review of the Large Cap Fund’s 12b-1 Plan at this meeting and considered other potential benefits that Crawford may receive in connection with its management of the Fund, including third-party research obtained by its soft dollar arrangements, which may be used to benefit the Large Cap Fund along with Crawford’s other advisory clients. After considering the above information, the Trustees concluded that the current management fee for each Fund represents reasonable compensation in light of the nature and quality of Crawford’s services to each Fund, the fees paid by competitive mutual funds, and the profitability of Crawford’s services to such Fund.

(iv)       Economies of Scale. In determining the reasonableness of the management fees, the Trustees also considered the extent to which Crawford will realize economies of scale as each Fund grows larger. The Trustees determined that, in light of the size of the Funds and the fact that Crawford is not yet profitable in managing the Funds, Crawford is not realizing benefits from economies of scale in managing any Fund and therefore it is premature to reduce the management fee or introduce breakpoints at this time.

Rev: January 2020

FACTS	WHAT DO THE CRAWFORD FUNDS (the “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number

■         account balances and account transactions

■         transaction or loss history and purchase history

■         checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 431-1716

Who we are
Who is providing this notice?	Crawford Funds
Ultimus Fund Distributors, LLC (Distributor)
Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

■      open an account or deposit money

■      buy securities from us or sell securities to us

■      make deposits or withdrawals from your account

■      give us your account information

■      make a wire transfer

■      tell us who receives the money

■      tell us where to send the money

■      show your government-issued ID

■      show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      sharing for affiliates’ everyday business purposes — information about your creditworthiness

■      affiliates from using your information to market to you

■      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■      Crawford Investment Counsel, Inc., the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■      The Crawford Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Crawford Funds do not jointly market.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (800) 431-1716 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 North Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President GwenethK. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Crawford Investment Counsel, Inc. 600 Galleria Parkway SE, Suite 1650 Atlanta, GA 30339	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

CRAWFORD-AR-23

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Freddie Jacobs, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Funds: FY 2023 $46,500

FY 2022 $46,500

(b)	Audit-Related Fees

Registrant

Crawford Funds: FY 2023 $0

FY 2022 $0

(c)	Tax Fees

Registrant

Crawford Funds: FY 2023 $9,900

FY 2022 $9,900

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant

Crawford Funds: FY 2023 $0

FY 2022 $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                    Registrant Adviser

FY 2023           $ 0         $ 0

FY 2022           $ 0         $ 0

(h)        The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ Martin R. Dean

Martin R. Dean, President

Date 3/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Martin R. Dean

Martin R. Dean, President

Date  3/4/2024

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer

Date  3/4/2024